SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        For the Month of February 1998


                         Commission File No.   333-7006
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                       TECHNICAL MAINTENANCE CORPORATION
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            (Exact name of Registrant as specified in its charter)




          NEVADA                                  87-048534
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(State or other jurisdiction of         (IRS Employer Identification
incorporation or organization)                     Number)



  1800 E. SAHARA, SUITE 107
  LAS VEGAS, NEVADA  89104
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(Address of principal executive offices)



Registrant's telephone number, including area code (702) 792-7405
Registrant's facsimile number, including area code (702) 734-7500

















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ITEM 4.   Changes in Registrant's Certifying Accountant

          Registrant has engaged the accounting firm of Ernst & Young to audit its financial statements for the fiscal year ended December 31, 1997, thereby terminating the engagement of its prior auditor. The Board of Directors made this decision to change the Registrant's auditors on February 25, 1998. The principal accountant's report on the financial statements for either of the past two years did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

ITEM 7.   Financial Statements and Exhibits

Exhibits:

          16. Letter from Armstrong Gilmour Accountancy Corporation, relative to the information set forth above in Item 4.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TECHNICAL MAINTENANCE CORPORATION

Date:  April 9, 1998               Per: /s/TONY MASTRONARDI
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                                        Tony Mastronardi
                                        President and Director





























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